EXHIBIT 10.23

Amendment to Physician Management Services Agreement

This Amendment (the "Amendment") to that certain Physician Employment Agreement is dated as of June 20, 2005 (the "Effective Date") and is entered into by and between Vascular Relief Centers Corp., a Nevada Corporation ("VRC") and Vein Associates, PA, a Florida Corporation ("VA"), and Dr. Robert Theobald, a physician.

This Amendment amends the Management Services Agreement entered into as of January 1, 2005 by and between VRC and VA (the "Agreement").

The parties agree to amend the Agreement as follows:

1. As of the Effective Date, Dr. Daniel Thomas is no longer a party the Agreement and is hereby released from any responsibilities and obligations thereunder on or after the Effective Date.

2. As of the Effective, Dr. Robert Theobald is a party to the Agreement for purposes of Section 4.14 of the Agreement only.

4. All other terms and conditions contained in the Agreement remain unchanged are hereby ratified and reaffirmed in their entirety. In the event of a conflict between the terms of the Agreement and the Amendment the terms of this Amendment shall control.

In Witness Whereof, the parties have caused this Amendment to be executed to be effective as of the Effective Date.

Vascular Relief Centers, Inc.

By: ______________________

Its: President

Date: 6/20/05

Vein Associates, PA

By: ______________________

Its: ______________________

Date: 6/20/05

Dr. Robert Theobald, as to Section 4.14 Only

____

Date: 6/20/05

Vascular Relief Centers Corp.
400 International Parkway
Suite 400
Heathrow, FL 32746

June 15, 2005

Dr. Daniel Thomas
Vein Associates
1000 Executive Drive
Suite 2
Oviedo, FL 32765

RE: Transfer of Stock in Vein Associates, PA

Dear Dr. Thomas:

Pursuant to Section 4.14 of the Management Services Agreement by and between Vascular Relief Centers Corp. ("VRC") and Vein Associates, PA, VRC hereby exercises it right under Section 4.14 to request that you transfer one hundred (100) shares of stock in Vein Associates, PA. Please execute the attached Stock Transfer and Resolution approving your resignation as an officer and director of Vein Associates, PA and appointing Dr. Robert Theobold as the sole director and shareholder of Vein Associates, PA.

Please return the above along with any certificate of shares that may be in your possession.

On behalf of VRC we thank you for your dedication and service to the company.

Sincerely,

Lee Fields
President

STOCK TRANSFER

One Hundred (100) Shares of Common Stock

Vein Associates, PA

Daniel Thomas, D.O. hereby transfers to Robert Theobold, ~~M.D.~~ D.O. one hundred (100) shares of stock owned by Daniel Thomas, D.O. of the Capital Stock of Vein Associates, PA, a corporation organized and existing under the laws of the State of Florida, and does hereby irrevocably constitute and appoint Eric Luetkemeyer as his attorney-in-fact, to transfer the said stock on the books of said Corporation with the full power of substitution in the premises. Furthermore, any and all certificates representing the said 100 shares previously issued to Daniel Thomas, D.O. by Vein Associates, PA are hereby cancelled and void.

X [signature] DO — 6-16-05

Daniel Thomas, D.O. — Dated

X [signature] — 6·27·05

Eric Luetkemeyer — Dated

[signature] — 6/27/05

Witness — Dated

Vein Associates, P.A.

ACTION OF DIRECTOR AND SOLE SHAREHOLDER
BY
WRITTEN CONSENT IN LIEU OF SPECIAL MEETING

Pursuant to the authority contained in Florida Statutes Section 607.0821 of the Florida Business Corporation Act, the Director and sole shareholder of Vein Associates, P.A. (the "Corporation") does, by signing his name below, waives notice statutory or otherwise of the time, place and purpose of a meeting of the Directors of the Corporation and unanimously consent to the actions hereinafter set forth, taken or to be taken by or on behalf of the Corporation:

RESOLVED, that the Corporation approves of and accepts the resignation of Dr. Daniel Thomas as Director of the Corporation effective June 20, 2005;

RESOLVED, that the Corporation approves of and accepts the resignation of Dr. Daniel Thomas as President, Secretary and Treasurer of the Corporation effective June 20, 2005;

RESOLVED, that the Corporation approves the transfer of Dr. Daniel Thomas' 100 shares of the capital stock of the Corporation to Dr. Robert Theobold;

RESOLVED, that the Dr. Robert Theobold is appointed Director of the Corporation;

RESOLVED, that Dr. Robert Theobold is appointed President, Secretary and Treasurer of the Corporation;

RESOLVED, that the Corporation approves and ratifies the amendment of the Management Services Agreement (the "MSA") by and between Vein Associates, PA and Vascular Relief Centers Corp., and the appointment of Dr. Robert Theobold as a party to the MSA for the sole purposes of Section 4.14 of the MSA;

RESOLVED, that the appropriate officers of the Corporation are, authorized to take whatever action and execute and deliver any and all documents, instruments and certificate as may, in the judgment of such officers, be necessary or appropriate to give effect to the foregoing Resolution; and it is hereby further

RESOLVED, that any and all action heretofore taken by the officers of the Corporation, and any and all documents, instruments and certificates heretofore executed and delivered by such officers, in furtherance of the transactions contemplated by the foregoing Resolutions be, and they hereby are, approved, authorized, ratified and confirmed in all respects.

This consent shall have the same force and effect as a unanimous vote of the Directors at a meeting held upon the date of this consent. The undersigned do hereby

direct that this consent be filed in the Minute Book of the Corporation.

The undersigned being all of the Directors of Vein Associates, P.A., consent to, ratify, approve and confirm the foregoing actions taken on and effective as of this 15th day of June, 2005.

Dr. Daniel Thomas — 6-16-05 (Dated)
As Director and Sole Shareholder
Vein Associates, PA

VASCULAR RELIEF CENTERS CORP.

ACTION OF BOARD OF DIRECTORS BY

WRITTEN CONSENT IN LIEU OF SPECIAL MEETING

Pursuant to the authority contained in Nevada Business Corporation Act, all Directors of Vascular Relief Centers Corp. (the "Corporation") do, by signing their names below, waive notice statutory or otherwise of the time, place and purpose of a meeting of the Directors of the Corporation and unanimously consent to the actions hereinafter set forth, taken or to be taken by or on behalf of the Corporation:

RESOLVED, that pursuant to Section 4.14 of the Management Services Agreement by and between the Corporation and Vein Associates, PA, Directors of the Corporation deem it in the best interests of the Corporation to require Dr. Daniel Thomas to transfer 100 shares held by Dr. Thomas in Vein Associates, PA to Dr. Robert Theobold;

RESOLVED, that the appropriate officers of the Corporation are, authorized to take whatever action and execute and deliver any and all documents, instruments and certificate as may, in the judgment of such officers, be necessary or appropriate to give effect to the foregoing Resolution; and it is hereby further

RESOLVED, that any and all action heretofore taken by the officers of the Corporation, and any and all documents, instruments and certificates heretofore executed and delivered by such officers, in furtherance of the transactions contemplated by the foregoing Resolutions be, and they hereby are, approved, authorized, ratified and confirmed in all respects.

This consent shall have the same force and effect as a unanimous vote of the Directors at a meeting held upon the date of this consent. The undersigned do hereby direct that this consent be filed in the Minute Book of the Corporation.

The undersigned being all of the Directors of Vascular Relief Centers Corp. consent to, ratify, approve and confirm the foregoing actions taken on and effective as of this 15th day of June, 2005.

Signatures Follow

DIRECTORS:

X [signature] 6/28/05
Dated

X [signature] 6·27·05
Dated

X ______________________ ____________
Dated

X ______________________ ____________
Dated

______________________ ____________
Dated

______________________ ____________
Dated